R&W DRAFT
                                                                        6/18/96



                         CARRAMERICA REALTY CORPORATION
                            (a Maryland corporation)


              Common Stock, Preferred Stock, Common Stock Warrants
                               and Debt Securities

                               PURCHASE AGREEMENT
                               ------------------


                                                              ____________, 1996


MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH
                    INCORPORATED
World Financial Center
North Tower
250 Vesey Street
New York, New York 10281-1305

Ladies and Gentlemen:

                  CarrAmerica Realty Corporation (the "Company") may from time to time offer in one or more series its (i) unsecured debt securities ("Debt Securities"), (ii) preferred stock, $.01 par value ("Preferred Stock"), (iii) common stock, $.01 par value ("Common Stock"), and (iv) warrants exercisable for Common Stock ("Common Stock Warrants"), with an aggregate public offering price of up to $600,000,000 (or its equivalent in another currency based on the exchange rate at the time of sale) in amounts, at prices and on terms to be determined at the time of offering. The Debt Securities, Preferred Stock, Common Stock and Common Stock Warrants (collectively, the "Securities") may be offered, separately or together, in separate series in amounts, at prices and on terms to be set forth in one or more Prospectus Supplements as hereinafter defined. The Common Stock Warrants will be issued pursuant to a Common Stock Warrant Agreement (the "Warrant Agreement") between the Company and a warrant agent (the "Warrant Agent"). The Debt Securities will be issued under one or more indentures, as amended or supplemented (each, an "Indenture"), between the Company and a trustee (a "Trustee"). Each series of Preferred Stock may vary as to the specific number of shares, title, liquidation preference, issuance price, ranking, dividend rate or rates (or method of calculation), dividend payment dates, any redemption or sinking fund requirements, any conversion provisions and any other variable terms as set forth in the applicable certificate of designations (each, a "Certificate of Designations") relating to such Preferred Stock as issued from time to time. Each series of Debt Securities may vary as to aggregate principal amount, maturity date, interest rate or formula and timing of payments thereof, redemption or repayment provisions, conversion provisions and any other variable terms which the Indenture contemplates may be set forth in the Debt Securities as issued from time to time. As used herein, "the Representatives," unless the context otherwise requires, shall mean the parties to whom this Agreement is addressed together with the other parties, if any, identified in the applicable Terms Agreement (as hereinafter defined) as additional co-managers with respect to Underwritten Securities (as hereinafter defined) purchased pursuant thereto.

                  Whenever the Company determines to make an offering of Securities through the Representatives or through an underwriting syndicate managed by the Representatives, the Company will enter into an agreement (the "Terms Agreement") providing for the sale of such Securities (the "Underwritten Securities") to, and the purchase and offering thereof by, the Representatives and such other underwriters, if any, selected by the Representatives as have authorized the Representatives to enter into such Terms Agreement on their behalf (the "Underwriters," which term shall include the Representatives whether acting alone in the sale of the Underwritten Securities or as a member of an underwriting syndicate and any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Underwritten Securities shall specify the amount of Underwritten Securities to be initially issued (the "Initial Underwritten Securities"), the names of the Underwriters participating in such offering (subject to substitution as provided in Section 10 hereof), the amount of Initial Underwritten Securities which each such Underwriter severally agrees to purchase, the names of such of the Representatives or such other Underwriters acting as co-managers, if any, in connection with such offering, the price at which the Initial Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, of the Initial Underwritten Securities, the time and place of delivery and payment, any delayed delivery arrangements and any other variable terms of the Initial Underwritten Securities (including, but not limited to, current ratings, designations, liquidation preferences, voting and other rights, denominations, interest rates or formulas, interest payment dates, maturity dates and conversion, redemption or repayment provisions applicable to the Initial Underwritten Securities). In addition, each Terms Agreement shall specify whether the Underwriters will be granted an option to purchase additional Underwritten Securities to cover over-allotments, if any, and the aggregate amount of Underwritten Securities subject to such option (the "Option Securities"). As used herein, the term "Underwritten Securities" shall include the Initial Underwritten Securities and all or any portion of the Option Securities agreed to be purchased by the Underwriters as provided herein, if any. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Representatives and the Company. Each offering of Underwritten Securities through the Representatives or through an underwriting syndicate managed by the Representatives will be governed by this Agreement, as supplemented by the applicable Terms Agreement.

                  The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-_____) for the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 430A or Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"), and the Company has filed such amendments thereto as may have been required prior to the execution of the applicable Terms Agreement. Such registration statement (as amended, if applicable) has been declared effective by the Commission and an Indenture has been qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"). Such registration statement and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations), and each prospectus supplement relating to the offering of Underwritten Securities pursuant to Rule 415 of the 1933 Act Regulations (the "Prospectus Supplement"), including all documents incorporated therein by reference, as from time to time amended or supplemented pursuant to the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") or otherwise, are collectively referred to herein as the "Registration Statement" and the "Prospectus," respectively; provided that if any revised Prospectus shall be provided to the Representatives by the Company for use in connection with the offering of Underwritten Securities which differs from the Prospectus on file at the Commission at the time the Registration Statement becomes effective (whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the 1933 Act Regulations), the term "Prospectus" shall refer to each such revised prospectus from and after the time it is first provided to the Representatives for such use; provided, further, that a Prospectus Supplement shall be deemed to have supplemented the Prospectus only with respect to the offering of Underwritten Securities to which it relates. Any registration statement (including any supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) of the 1933 Act Regulations (a "Rule 462(b) Registration Statement") shall be deemed to be part of the Registration Statement. Any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in the Rule 462(b)
Registration Statement and any term sheet as contemplated by Rule 434 of the 1933 Act Regulations (a "Term Sheet") shall be deemed to be part of the Prospectus. All references in this


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Agreement to financial  statements and schedules and other  information which is
"contained," "included" or "stated" in the Registration Statement or the Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is or is deemed to be incorporated by reference in the Registration Statement or the Prospectus, as the case may be. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, preliminary prospectus supplement, Prospectus or Prospectus Supplement or any Term Sheet or any amendment or supplement to the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Date Gathering Analysis and Retrieval System.

                  The term "Subsidiary" means a corporation or a partnership a majority of the outstanding voting stock, partnership or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Company, Carr Realty, L.P., a Delaware limited partnership ("Carr L.P.") or CarrAmerica Realty, L.P., a Delaware limited partnership ("CarrAmerica L.P." and together with Carr, L.P., the "Partnerships"), as the case may be, or by one or more other Subsidiaries of the Company or either Partnership.



         SECTION 1. Representations and Warranties of the Company and the Partnerships.

                  (a) The Company and the Partnerships jointly and severally represent and warrant to the Representatives, as of the date hereof, and to the Representatives and each other Underwriter named in the applicable Terms Agreement, as of the date thereof (in each case, a "Representation Date"), as follows:

                         (i) The Registration  Statement and the Prospectus,  at
         the time the Registration Statement became effective, complied, and as of each Representation Date will comply, in all material respects with the requirements of the 1933 Act Regulations and the 1939 Act and the rules and regulations thereunder (the "1939 Act Regulations"). The Registration Statement, at the time the Registration Statement became effective, did not, and as of each Representation Date, will not, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Prospectus, as of the date hereof does not, and as of each Representation Date and Closing Time (as hereinafter defined) will not, include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through the Representatives expressly for use in the Registration Statement or Prospectus or to that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification on Form T-1 under the 1939 Act (the "Statement of Eligibility") of a Trustee under an Indenture. If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Company has complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees therefor.

                        (ii) The documents incorporated or deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission under the 1934 Act (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the time the Registration Statement became effective and as of the applicable Representation Date or Closing Time or during the period specified in Section 3(f), did not and will not include an untrue statement of a material fact or omit to state



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         a material fact required to be stated  therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                       (iii) The accountants who certified the financial statements and supporting schedules included in, or incorporated by reference into, the Registration Statement and Prospectus, are independent public accountants as required by the 1933 Act and the 1933 Act Regulations.

                        (iv)  The  financial  statements  (including  the  notes
         thereto) included in, or incorporated by reference into, the Registration Statement and the Prospectus present fairly the financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified; except as otherwise stated in the Registration Statement and Prospectus, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis; the supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the information required to be stated therein; and the Company's ratios of earnings to fixed charges (actual and, if any, proforma) included in the Prospectus under the captions "Ratios of Earnings to Fixed Charges" and "Selected Consolidated Financial Data" and in Exhibit 12.1 to the Registration Statement have been calculated in compliance with Item 503(d) of Regulation S-K of the Commission. The financial information and data included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the
         Prospectus and the books and records of the respective entities presented therein. Pro forma financial information included in or incorporated by reference in the Registration Statement and the Prospectus has been prepared in accordance with the applicable requirements of the 1933 Act, the 1933 Act Regulations and guidelines of the American Institute of Certified Public Accountants with respect to pro forma financial information and includes all adjustments necessary to present fairly the pro forma financial position of the Company at the respective dates indicated and the results of operations for the respective periods specified.

                         (v) No stop order suspending the effectiveness of the Registration Statement or any part thereof has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company or either Partnership, threatened by the Commission or by the state securities authority of any jurisdiction. No order preventing or suspending the use of the Prospectus has been issued and no proceeding for that purpose has been instituted or, to the knowledge of the Company or either Partnership, threatened by the Commission or by the state securities authority of any jurisdiction.

                        (vi) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, assets or business affairs of the Company, the Partnerships, and the Subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business; (B) no material casualty loss or material condemnation or other material adverse event with respect to any of the interests held directly or indirectly in any of the real properties owned, directly or indirectly, by the Company, either Partnership or any Subsidiary (the "Properties") or any entity wholly or partially owned by the Company, either Partnership or any Subsidiary has occurred; (C) there have been no acquisitions or transactions entered into by the Company, either Partnership or any Subsidiary, other than those in the ordinary course of business, which are material with respect to such entities or would result, upon consummation, in any material inaccuracy in the representations contained in Section 1(a)(iv) above; (D) except for regular quarterly dividends on the Common Stock and dividends on the Preferred Stock in amounts per share that are consistent with past practice, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock or by either of the Partnerships with respect to its partnership interests ("Units"); and (E) with the exception of transactions in connection with stock option and dividend reinvestment plans, the issuance of shares of Common Stock upon the exchange of Units and the issuance of Units in connection with the acquisition of



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         real or  personal  property,  there has been no  change in the  capital stock or in the partnership interests or membership interests, as the case may be, of the Company, either of the Partnerships or any Subsidiary, and no increase in the indebtedness of the Company, either of the Partnerships, or any Subsidiary, that is material to such entities considered as one enterprise.

                       (vii) The Company has been duly formed, and is validly existing and in good standing as a corporation under the laws of Maryland with corporate power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the Prospectus and to enter into and perform its obligations under this Agreement, the Terms Agreement, any Warrant Agreement and any Indenture.

                      (viii) Each of the Partnerships and the Subsidiaries has been duly formed, and is validly existing and in good standing as a corporation or partnership under the laws of its jurisdiction of organization, with partnership or corporate power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the Prospectus.

                        (ix) Each of the Company, the Partnerships and the Subsidiaries is duly qualified or registered as a foreign partnership or corporation in good standing and authorized to do business in each jurisdiction in which such qualification is required whether by reason of the ownership, leasing or management of property or the conduct of business, except where the failure to so qualify would not have a material adverse effect on the condition, financial or otherwise, or the earnings, assets or business affairs of the Company, the Partnerships and the Subsidiaries considered as one enterprise (a "Material Adverse Effect").

                         (x) The  capital  stock of the  Company  as of the date
         specified in the Prospectus is as set forth therein under "Capitalization." All the issued and outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable and have been offered and sold in compliance with all applicable laws (including, without limitation, federal, state or foreign securities laws).

                        (xi) All of the issued and outstanding Units and shares of capital stock and partnership interests, as the case may be, of each Partnership and each Subsidiary have been validly issued and fully paid and, other than as otherwise disclosed in the Prospectus, are owned by the Company, one of the Partnerships or a Subsidiary, in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                       (xii) Except for transactions described in the Prospectus
         and transactions in connection with stock option and dividend reinvestment plans and exchanges of Units, there are no outstanding securities convertible into or exchangeable for any capital stock of the Company and no outstanding options, rights (preemptive or otherwise) or warrants to purchase or to subscribe for such shares, Units or other securities of the Company, the Partnerships or the Subsidiaries.

                      (xiii) The applicable Underwritten Securities, if such Underwritten Securities are Common Stock or Preferred Stock have been duly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company, pursuant to this Agreement and the applicable Terms Agreement against payment of the consideration set forth in the Terms Agreement or any Delayed Delivery Contract (as defined in Section 2 hereof), will be validly issued, fully paid and non-assessable. Upon payment of the purchase price and delivery of such Underwritten
         Securities  in  accordance  herewith,  each  of the  Underwriters  will receive good, valid and marketable title to such Underwritten Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of such applicable Underwritten Securities conform to all statements and descriptions related thereto contained in the Prospectus. The form of stock certificate to be used to



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         evidence  the  applicable  Underwritten  Securities  will be in due and proper form and will comply with all applicable legal requirements. The issuance of such applicable Underwritten Securities is not subject to any preemptive or other similar rights, except as described in the Prospectus.

                       (xiv) The Common Stock Warrants have been duly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered in the manner provided for in this Agreement and any Terms Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement, against payment of the consideration therefor specified in the applicable Terms Agreement, will be duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are to be issued. Upon payment of the purchase price and delivery of such Underwritten Securities in accordance herewith, each of the Underwriters will receive good, valid and marketable title to such Underwritten Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of the Common Stock Warrants conform to all statements and descriptions related thereto contained in the Prospectus. The issuance of the Common Stock Warrants is not subject to any preemptive or other similar rights, except as described in the Prospectus.

                        (xv) The  applicable  Underwritten  Securities,  if such
         Underwritten Securities are Debt Securities, are in the form contemplated by the Indenture, have been duly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement and, when executed, authenticated, issued and delivered in the manner provided for in this Agreement, any Terms Agreement and the applicable Indenture, against payment of the consideration therefor specified in the applicable Terms Agreement or any Delayed Delivery Contract (as defined in Section 2 hereof), such Debt Securities will constitute valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and such Debt Securities will be enforceable against the Company in accordance with their terms. Upon payment of the purchase price and delivery of such Underwritten Securities in accordance herewith, each of the Underwriters will receive good, valid and marketable title to such Underwritten Securities, free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of such applicable Underwritten Securities conform to all statements and descriptions related thereto in the Prospectus. Such Underwritten Securities rank and will rank on a parity with all unsecured indebtedness (other than subordinated indebtedness) of the Company that is outstanding on the Representation Date or that may be incurred thereafter, and senior to all subordinated indebtedness of the Company that is outstanding on the Representation Date or that may be incurred thereafter, except that such Underwritten Securities will be effectively subordinated to the prior claims of each secured mortgage lender to any specific Property which secures such lender's mortgage.

                       (xvi) If applicable, the Common Stock issuable upon conversion of any of the Debt Securities or the Preferred Stock and upon exercise of the Common Stock Warrants will have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action and such stock, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and non-assessable, and the issuance of such stock upon such conversion or exercise will not be subject to preemptive or other similar rights except as described in the Prospectus. The Common Stock so issuable conforms in all material respects to all statements relating thereto contained in the Prospectus.

                      (xvii) The applicable Warrant Agreement, if any, will have been duly authorized, executed and delivered by the Company prior to the issuance of any applicable Underwritten Securities, and constitutes a valid and legally binding agreement of the Company enforceable in accordance with its terms; and the Warrant Agreement, if any, conforms in all material respects to all statements relating thereto contained in the Prospectus.

                     (xviii) (A) This Agreement has been duly and validly authorized, executed and delivered by the Company and each of the Partnerships, and, assuming due authorization, execution and delivery by



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         the  Representatives,  is a valid and binding  agreement of the Company and each of the Partnerships, enforceable against the Company and each of the Partnerships in accordance with its terms, and (B) at the Representation Date, the Terms Agreement and the Delayed Delivery Contracts (as defined in Section 2 hereof), if any, will have been duly and validly authorized, executed and delivered by the Company, and,
         assuming   due   authorization,   execution   and   delivery   by   the
         Representatives will be valid and binding agreements, enforceable in accordance with its or their terms.

                       (xix) If applicable, the Indenture (A) has been duly qualified under the 1939 Act, has been duly and validly authorized, executed and delivered by the Company, and when executed and delivered by the Trustee, will constitute a valid and binding obligation of the Company, enforceable in accordance with its terms, and (B) conforms in all material respects to the description thereof in the Prospectus.

                        (xx) None of the Company, the Partnerships or any Subsidiary is in violation of its charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which such entity may be bound, or to which any of its property or assets is subject, which default separately or in the aggregate would have a Material Adverse Effect.

                       (xxi) The issuance of the Underwritten Securities, the execution and delivery of this Agreement, the applicable Terms Agreement, any Warrant Agreement and any Indenture and the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby and thereby or in the Prospectus will not (A) result in the creation of any lien, charge or encumbrance upon the Properties and (B) conflict with or constitute a breach or violation by the parties thereto of, or default under, (1) any material contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement to which the Company, either of the Partnerships or any Subsidiary is a party, or by which they, any of them, any of their respective properties or other assets or any Property (including, without limitation, partnership and other interests in partnerships or other entities which own direct or indirect interests therein) is or may be bound or subject, (2) the charter, by-laws, certificate of limited partnership, partnership agreement or other organizational document, as the case may be, of the Company, the Partnerships or any Subsidiary or
         (3) any applicable law, rule, order, administrative regulation or administrative or court decree.

                      (xxii) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company and the Partnerships, threatened against or affecting the Company, either of the Partnerships, any Subsidiary, any Property or any officer or director of the foregoing that is required to be disclosed in the Registration Statement (other than as disclosed therein), and that, if determined adversely to the Company, the applicable Partnership, any Subsidiary, any Property, or any such officer or director, would reasonably be expected to result in any Material Adverse Effect, or which might materially and adversely affect the consummation of this Agreement, the applicable Terms Agreement, any Warrant Agreement, the Indenture, if any, or the transactions contemplated herein and therein. There is no pending legal or governmental proceeding to which the Company, either of the Partnerships or any Subsidiary is a party or of which any of their respective properties or assets or any Property (including, without limitation, partnership and other interests in partnerships or other entities which own direct or indirect interests therein), is the subject, including ordinary routine litigation incidental to the business or operations of the foregoing, that is or would reasonably be expected to be, material to the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Partnerships and the Subsidiaries, considered as one enterprise. There are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been filed as exhibits to the Registration Statement.

                     (xxiii) At all times beginning with its taxable period ended December 31, 1993, the Company has been, and upon the sale of the applicable Underwritten Securities, the Company will continue to be, organized and operated in conformity with the requirements for qualification as a real estate investment trust under the Internal Revenue Code of 1986, as amended (the "Code"), and its proposed method of operation will enable it to continue to meet the requirements for taxation as a real estate investment trust under the Code.

                      (xxiv) None of the Company, the Partnerships or any Subsidiary is required to be registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or is or will become a "holding company" or a "subsidiary company" of a "registered holding company" as defined in the Public Utility Holding Company Act of 1935, as amended.

                       (xxv) The Company, the Partnerships and the other Subsidiaries own or possess the trademarks, service marks and trade names (collectively, "proprietary rights") that are material to the businesses now operated or proposed to be operated by them and that are currently employed or proposed to be employed by them in connection with such businesses, and none of the Company, the Partnerships or any of the Subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any such proprietary rights.

                      (xxvi) All authorizations, approvals or consents of any court or government authority or agency or other entity or person that are necessary in connection with the offering, issuance or sale of the Underwritten Securities hereunder by the Company have been obtained, except such as may be required under the 1933 Act or the 1933 Act Regulations or state securities laws with respect to the Underwritten Securities.

                     (xxvii) Each of the Company, the Partnerships and the Subsidiaries possesses such certificates, authorizations or permits issued by the appropriate regulatory agencies or bodies necessary to conduct the business now conducted by it, or proposed to be conducted by it, and none of the Company, either of the Partnerships or any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, assets, business affairs or business prospects of the Company, the Partnerships and the Subsidiaries considered as one enterprise.

                    (xxviii) No material labor dispute with the employees of the Company, either of the Partnerships or any Subsidiary exists or, to the knowledge of the Company or either of the Partnerships is imminent.

                      (xxix) Except as disclosed in the Prospectus, (A) to the knowledge of the Company, the Environment (as defined below) at each Property is free of any Hazardous Substance (as defined below) except for any Hazardous Substance that would not reasonably be expected to have any material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of the Property, the Company, the Partnerships and the Subsidiaries considered as one enterprise; (B) none of the Company, the Partnerships or any Subsidiary and, to the knowledge of the Company and the Partnerships, no prior owner of any Property has caused or suffered to occur any Release (as defined below) of any Hazardous Substance into the Environment on, in, under or from any Property in violation of any Environmental Law applicable to such Property in an amount that would reasonably be expected to have a material adverse effect on the condition, financial or otherwise, or on the earnings, assets, business affairs or business prospects of any Property, the Company, the Partnerships and the Subsidiaries considered as one enterprise and no condition exists on, in or under any Property or, to the knowledge of the Company or the Partnerships, any property adjacent to any Property that could reasonably be expected to result in the occurrence of material liabilities under, or any material violations of, any Environmental

         Law (as defined below) applicable to such Property, give rise to the imposition of any Lien (as defined below) under any Environmental Law, or cause or constitute an environmental hazard to any property, person or entity; (C) none of the Company, the Partnerships or any Subsidiary is engaged in or intends to engage in any manufacturing or any other similar operations at any Property and, to the knowledge of the Company and the Partnerships, no prior owner of any Property engaged in any manufacturing or any similar operations at any Property that (1) require the use, handling, transportation, storage, treatment or disposal of any Hazardous Substance (other than paints, stains, cleaning solvents, insecticides, herbicides, or other substances that are used in the ordinary course of operating any Property and in compliance with all applicable Environmental Laws) or (2) require permits or are otherwise regulated pursuant to any Environmental Law;
         (D) none of the Company, the Partnerships or any Subsidiary and, to the knowledge of the Company and the Partnerships, no prior owner of any Property has received any notice of a claim under or pursuant to any Environmental Law applicable to a Property or under common law pertaining to Hazardous Substances on any Property or pertaining to other property at which Hazardous Substances generated at any Property have come to be located; (E) none of the Company, the Partnerships or any Subsidiary and, to the best knowledge of the Company and the Partnerships, no prior owner of any Property has received any notice from any Governmental Authority (as defined below) claiming any violation of any Environmental Law that is uncured or unremediated as of the date hereof; and (F) no Property (1) is included or proposed for inclusion on the National Priorities List issued pursuant to CERCLA (as defined below) by the United States Environmental Protection Agency (the "EPA") or on the Comprehensive Environmental Response, Compensation, and Liability Information System database maintained by the EPA as a potential CERCLA removal, remedial or response site or (2) is included or proposed for inclusion on, any similar list of potentially contaminated sites pursuant to any other applicable Environmental Law nor has the Company, either of the Partnerships or any Subsidiary received any written notice from the EPA or any other Governmental Authority proposing the inclusion of any Property on such list.

                  As  used  herein,  "Hazardous  Substance"  shall  include  any hazardous substance, hazardous waste, toxic or dangerous substance, pollutant, asbestos-containing materials, PCBs, pesticides, explosives, radioactive materials, dioxins, urea formaldehyde insulation, pollutant or waste, including any such substance, pollutant or waste identified, listed or regulated under any Environmental Law (including, without limitation, materials listed in the United States Department of Transportation Optional Hazardous Material Table, 49 C.F.R. ss. 172.101, as the same may now or hereafter be amended, or in the EPA's List of Hazardous Substances and Reportable Quantities, 40 C.F.R. Part 3202, as the same may now or hereafter be amended); "Environment" shall mean any surface water, drinking water, ground water, land surface, subsurface strata, river sediment, buildings and structures; "Environmental Law" shall mean the Comprehensive Environmental Response, Compensation and Liability Act, as amended (42 U.S.C. ss. 9601, et seq.) ("CERCLA"), the Resource Conservation Recovery Act, as amended (42 U.S.C. ss. 6901, et seq.), the Clean Air Act, as amended (42 U.S.C. ss. 7401, et seq.), the Clean Water Act, as amended (33 U.S.C. ss. 1251, et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. ss. 2601, et seq.), the Toxic Substances Control Act, as amended (29 U.S.C. ss. 651, et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. ss. 1801, et seq.), together with all rules, regulations and orders promulgated thereunder and all other federal, state and local laws, ordinances, rules, regulations and orders relating to the protection of the environment from environmental effects; "Governmental Authority" shall mean any federal, state or local governmental office, agency or authority having the duty or authority to promulgate, implement or enforce any Environmental Law; "Lien" shall mean, with respect to any Property, any material mortgage, deed of trust, pledge, security interest, lien, encumbrance, penalty, fine, charge, assessment, judgment or other liability in, on or affecting such Property; and "Release" shall mean any spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, leaching, dumping, emanating or disposing of any Hazardous Substance into the Environment, including, without limitation, the abandonment or discard of barrels, containers, tanks (including, without limitation, underground storage tanks) or other receptacles containing or previously containing any Hazardous

         Substance or any release, emission, discharge or similar term, as those terms are defined or used in any Environmental Law.

                       (xxx) Each of the Company, the Partnerships and the Subsidiaries has filed all federal, state, local and foreign income and franchise tax returns which have been required to be filed and each such tax return was filed on or prior to the date on which such tax return was required to be filed or, in lieu of such timely filings, each of the Company, the Partnerships, or the Subsidiaries, as the case may be, has duly and timely filed such applications for extension as may be required to effect all necessary extensions (such extensions having been obtained and remaining in full force and effect) and has paid all taxes shown thereon as due and payable and any other assessment, fine or penalty levied against it, to the extent that any of the foregoing is due and payable, except, in all cases, for any such tax assessment, fine or penalty that is being contested in good faith through appropriate proceedings and as to which appropriate reserves have been established.

                      (xxxi) Except as disclosed in the Registration Statement, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                     (xxxii) Each of the Company, the Partnerships and the Subsidiaries (or the partnership or other entity owning the Property) has obtained title insurance insuring good, marketable and lien free title to the Properties owned by them (other than the Properties in which the applicable entity owns less than a majority interest), subject only to customary easements and encumbrances and other exceptions to title which do not materially impair the operation, development or use thereof for the purposes intended therefor as contemplated by the Prospectus on each of such Properties.

                    (xxxiii)  The  Common  Stock  will be listed on the New York
         Stock Exchange on the applicable Representation Date and at the applicable Closing Time. Unless otherwise agreed upon with reference to Preferred Stock and Common Stock Warrants, as of the applicable Representation Date the Preferred Stock and Common Stock Warrants will have been approved for listing on the New York Stock Exchange upon notice of issuance.

                     (xxxiv) The Preferred Stock and Debt Securities will have an investment grade rating from one or more nationally recognized statistical rating organizations at the Representation Date and at the applicable Closing Time.

                      (xxxv) Immediately following the application of the proceeds of the sale of the Underwritten Securities in the manner set forth in the Prospectus, the mortgages and deeds of trust encumbering the Properties and assets described in the Prospectus will not be convertible and none of the partnerships or other entities owning an interest in the Properties nor any person related to or affiliated with such partnerships or other entities will hold a participating interest therein and said mortgages and deeds of trust will not be cross-defaulted or cross-collateralized with any property not owned directly or indirectly by the Company, the Partnerships or other subsidiaries.

                     (xxxvi) Each of the Company, the Partnerships and the Subsidiaries is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; and none of the Company, the Partnerships and the Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its businesses at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Registration Statement and the Prospectus.

                    (xxxvii) The Company and the Partnership have not taken and will not take, directly or indirectly, any action prohibited by Rule 10b-6 under the 1934 Act.

                   (xxxviii) The assets of the Company and the Partnership do not constitute "plan assets" under the Employee Retirement Income Security Act of 1974, as amended.

                  (b) Any certificate signed by any officer of the Company, either of the Partnerships or of any of their respective subsidiaries and delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by such entity to each Underwriter as to the matters covered thereby.

         SECTION 2. Sale and Delivery to Underwriters; Closing.

                  (a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations and warranties herein contained and shall be subject to the terms and conditions set forth herein or in the applicable Terms Agreement.

                  (b) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Company may grant, if so provided in the applicable Terms Agreement relating to the Initial Underwritten Securities, an option to the Underwriters named in such Terms Agreement, severally and not jointly, to purchase up to the number of Option Securities set forth therein at the same price per Option Security as is applicable to the Initial Underwritten Securities. Such option, if granted, will expire 30 days (or such lesser number of days as may be specified in the applicable Terms Agreement) after the Representation Date relating to the Initial Underwritten Securities, and may be exercised in whole or in part from time to time only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the
Initial Underwritten Securities upon notice by the Representatives to the Company setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time, date and place of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be later than seven full business days nor earlier than two full business days after the exercise of said option, nor in any event prior to the Closing Time, unless otherwise agreed upon by the Representatives and the Company. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Underwritten Securities each such Underwriter has severally agreed to purchase as set forth in the applicable Terms Agreement bears to the total number of Initial Underwritten Securities (except as otherwise provided in the applicable Terms Agreement), subject to such adjustments as the Representatives in their discretion shall make to eliminate any sales or purchases of fractional Underwritten Securities.

                  (c) Payment of the purchase price for, and delivery of certificates for, the Underwritten Securities to be purchased by the Underwriters shall be made at the offices of Rogers & Wells, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by the Representatives and the Company at 10:00 A.M. on the fourth business day (or the third business day if required under Rule 15c6-1 of the 1934 Act, or unless postponed in accordance with the provisions of Section 10) following the date of the applicable Terms Agreement or at such other time as shall be agreed upon by the Representatives and the Company (each referred to herein as a "Closing Time"). In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices of Rogers & Wells, or at such other place as shall be agreed upon by the Representatives and the Company on each Date of Delivery as specified in the notice from the Representatives to the Company. Payment shall be made to the Company by certified or official bank check or checks drawn in, or by wire transfer of, (i) New York Clearing House funds or similar next day funds, if the Underwritten Securities are either Common Stock, Preferred Stock or Common Stock Warrants, or (ii) Federal or similar same day funds, if the Underwritten Securities are Debt Securities, in each case payable to the order of the

Company against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Underwritten Securities to be purchased by them. Certificates for the Underwritten Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least two business days before the Closing Time or the relevant Date of Delivery, as the case may be. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities and the Option Securities, if any, which it has agreed to purchase. The Representatives, individually and not as representatives of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but any such payment shall not relieve such Underwriter from its obligations hereunder. The certificates for the Initial Underwritten Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives not later than 10:00 A.M. on the last business day prior to the Closing Time or the relevant Date of Delivery, as the case may be, in New York, New York.

                  If authorized by the applicable Terms Agreement, the Underwriters named therein may solicit offers to purchase Underwritten Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts") substantially in the form of Exhibit B hereto with such changes therein as the Company may approve. As compensation for arranging Delayed Delivery Contracts, the Company will pay to the Representatives at Closing Time, for the respective accounts of the Underwriters, a fee equal to that percentage of the amount of Underwritten Securities for which Delayed Delivery contracts are made at the applicable Closing Time as is specified in the applicable Terms Agreement. Any Delayed Delivery Contracts are to be with institutional investors of the types described in the Prospectus. At the applicable Closing Time, the Company will enter into Delayed Delivery Contracts (for not less than the minimum amount of Underwritten Securities per Delayed Delivery Contract specified in the applicable Terms Agreement) with all purchasers proposed by the Underwriters and previously approved by the Company as provided below, but not for an aggregate principal amount of Underwritten Securities in excess of that specified in the applicable Terms Agreement. The Underwriters will not have any responsibility for the validity or performance of Delayed Delivery Contracts.

                  The Representatives shall submit to the Company, at least three business days prior to the applicable Closing Time, the names of any institutional investors with which it is proposed that the Company will enter into Delayed Delivery Contracts and the amount of Underwritten Securities to be purchased by each of them, and the Company will advise the Representatives at least two business days prior to the applicable Closing Time, of the names of the institutions with which the making of Delayed Delivery Contracts is approved by the Company and the amount of Underwritten Securities to be covered by each such Delayed Delivery Contract.

                  The amount of Underwritten Securities agreed to be purchased by the several Underwriters pursuant to the applicable Terms Agreement shall be reduced by the amount of Underwritten Securities covered by Delayed Delivery Contracts, as to each Underwriter as set forth in a written notice delivered by the Representatives to the Company; provided, however, that the total amount of Underwritten Securities to be purchased by all Underwriters shall be the total amount of Underwritten Securities covered by the applicable Terms Agreement, less the amount of Underwritten Securities covered by Delayed Delivery Contracts.

         SECTION 3. Covenants of the Company and the Partnerships. The Company and the Partnerships jointly and severally covenant with the Representatives and with each Underwriter participating in the offering of Underwritten Securities, as follows:

                  (a) In respect to each offering of Underwritten Securities, the Company will prepare a Prospectus Supplement setting forth the number of Underwritten Securities covered thereby and their terms not otherwise specified in the Prospectus pursuant to which the Underwritten Securities are being issued, the names of the Underwriters participating in the offering and the number of Underwritten Securities which each severally has agreed to purchase, the names of the Underwriters acting as co-managers in connection with the offering, the price at which the Underwritten Securities are to be purchased by the Underwriters from the Company, the initial public offering price, if any, the selling concession and reallowance, if any, and such other information as the Representatives and the Company deem appropriate in connection with the offering of the Underwritten Securities; and the Company will promptly transmit copies of the Prospectus Supplement to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations and will furnish to the Underwriters named therein as many copies of the Prospectus (including such Prospectus Supplement) as the Representatives shall reasonably request.

                  (b) If, at the time the Prospectus Supplement was filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations, any information shall have been omitted therefrom in reliance upon Rule
         430A of the 1933 Act Regulations, then immediately following the execution of the Terms Agreement, the Company will prepare, and file or transmit for filing with the Commission in accordance with such Rule 430A and Rule 424(b) of the 1933 Act Regulations, a copy of an amended Prospectus, or, if required by such Rule 430A, a post-effective amendment to the Registration Statement (including amended Prospectuses), containing all information so omitted. If required, the Company will prepare and file or transmit for filing a Rule 462(b) Registration Statement not later than the date of execution of the Terms Agreement. If a Rule 462(b) Registration Statement is filed, the Company shall make payment of, or arrange for payment of, the additional registration fee owing to the Commission required by Rule 111 of the 1933 Act Regulations.

                  (c) The Company will notify the Representatives immediately, and confirm such notice in writing, of (i) the effectiveness of any amendment to the Registration Statement, (ii) the transmittal to the Commission for filing of any Prospectus Supplement or other supplement or amendment to the Prospectus to be filed pursuant to the 1933 Act,
         (iii) the receipt of any comments from the Commission, (iv) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (v) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; and the Company will make every reasonable effort to prevent the issuance of any such stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

                  (d) At any time when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act in connection with sales of the Underwritten Securities, the Company will give the
         Representatives notice of its intention to file or prepare any amendment to the Registration Statement or any amendment or supplement to the Prospectus, whether pursuant to the 1933 Act, 1934 Act or otherwise, will furnish the Representatives with copies of any such amendment or supplement a reasonable amount of time prior to such proposed filing and, unless required by law, will not file or use any such amendment or supplement or other documents in a form to which the Representatives or counsel for the Underwriters shall reasonably object.

                  (e) The Company will deliver to the Representatives as soon as available as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated by reference therein) as the Representatives may reasonably request and will also deliver to the Representatives as many conformed copies of the Registration Statement as originally filed and of each amendment thereto (including documents incorporated by reference into the Prospectus) as the Representatives may reasonably request.

                  (f) The Company will furnish to each Underwriter, from time to time during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request for the purposes contemplated by the 1933 Act or the 1934 Act or the respective applicable rules and regulations of the Commission thereunder.

                  (g) If any event shall occur as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters, to amend or supplement the Prospectus in order to make the Prospectus not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance reasonably satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances existing at the time it is delivered to a purchaser, not misleading, and the Company will furnish to the Underwriters a reasonable number of copies of such amendment or supplement.

                  (h) The Company will endeavor, in cooperation with the Underwriters, to qualify the Underwritten Securities for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions as the Representatives may designate. In each jurisdiction in which the Underwritten Securities have been so qualified, the Company will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for so long as may be required for the distribution of the Underwritten Securities.

                  (i) With respect to each sale of Underwritten Securities, the Company will make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the "effective date" (as defined in said Rule 158) of the Registration Statement.

                  (j) The Company will use the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds."

                  (k) The Company, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to Sections 13, 14 or 15 of the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

                  (l) The Company will file with the New York Stock Exchange all documents and notices required by the New York Stock Exchange of companies that have securities listed on such exchange and, unless otherwise agreed upon with respect to Preferred Stock, Common Stock Warrants or Debt Securities will use its best efforts to maintain the listing of any Underwritten Securities listed on the New York Stock Exchange.

                  (m) In respect to each offering of Debt Securities, the Company will qualify an Indenture under the 1939 Act and will endeavor to have a Statement of Eligibility submitted on behalf of the Trustee.

                  (n) The Company will take all reasonable action necessary to enable Standard & Poor's Corporation ("S&P"), Moody's Investors Service, Inc. ("Moody's") or any other nationally recognized statistical rating organization to provide their respective credit ratings of any Underwritten Securities, if applicable.

                  (o) During a period of 90 days from the date of any Closing Time, the Company and the Partnerships will not, without the prior written consent of Merrill Lynch & Co., directly or indirectly, sell, offer to sell, transfer, hypothecate, grant any option for the sale of, or otherwise dispose of, (i) any securities of the same class or series or ranking on a parity with any Underwritten Securities (other than the Underwritten Securities covered by such Prospectus Supplement) or any security convertible into or exchangeable for such Underwritten Securities and (ii) if such Prospectus Supplement relates to Common

         Stock Warrants or Debt Securities or Preferred Stock that is convertible into or exchangeable for Common Stock, any Common Stock or Units or any security convertible into or exchangeable for shares of Common Stock. This transfer restriction does not apply to (i) grants of options, and the issuance of shares in respect of such options, pursuant to a stock option plan; (ii) the issuance of shares pursuant to a dividend reinvestment plan; (iii) the issuance of Common Stock on the exchange of Units and (iv) the issuance of shares of Common Stock, or any security convertible into or exchangeable or exercisable for Common Stock, in connection with the acquisition of real property or an interest or interests in real property.

                  (p) With respect to the Common Stock issuable on exercise of Common Stock Warrants and the Debt Securities and Preferred Stock if such securities are convertible into Common Stock, the Company will reserve and keep available at all times, free of preemptive rights and other similar rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue such Common Stock upon exercise of the Common Stock Warrants and conversion of the Debt Securities or Preferred Stock.

                  (q) With respect to the Common Stock issuable on exercise of Common Stock Warrants and the Debt Securities and Preferred Stock if such securities or Preferred Stock are convertible into Common Stock, the Company will use its best efforts to list such Common Stock on the New York Stock Exchange.

                  (r) The Company will use its best efforts to continue to meet the requirements to qualify as a "real estate investment trust" under the Code.

                  (s) During the period from the Closing Time until five years after the Closing Time, the Company will deliver to the Representatives, (i) promptly upon their becoming available, copies of all current, regular and periodic reports of the Company mailed to its stockholders or filed with any securities exchange or with the Commission or any governmental authority succeeding to any of the Commission's functions, and (ii) such other information concerning the Company and the Partnerships as the Representatives may reasonably request.

         SECTION 4. Payment of Expenses. The Company and the Partnerships will pay all expenses incident to the performance of their obligations under this Agreement and the applicable Terms Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto; (ii) the cost of printing, or reproducing, and distributing to the Underwriters copies of this Agreement and the applicable Terms Agreement; (iii) the preparation, issuance and delivery of the Underwritten Securities to the Underwriters, including capital duties, stamp duties and stock transfer taxes, if any, payable upon issuance of any of the Underwritten Securities, the sale of the Underwritten Securities to the Underwriters, their transfer between the Underwriters pursuant to an agreement between such Underwriters and the fees and expenses of the transfer agent for the Underwritten Securities; (iv) the fees and disbursements of the Company's and Partnerships' counsel and accountants;
(v) the qualification of the Underwritten Securities and the Common Stock issuable upon exercise of Common Stock Warrants and conversion of Debt Securities or Preferred Stock, if any, under securities laws and real estate syndication laws in accordance with the provisions of Section 3(h) hereof, including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky Survey; (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of each preliminary prospectus, and of the Prospectus and any amendments or supplements thereto; (vii) the cost of printing, or reproducing, and delivering to the Underwriters copies of the Blue Sky Survey; (viii) the fee of the National Association of Securities Dealers, Inc.; (ix) the fees and expenses incurred in connection with the listing of the Underwritten Securities and the Common Stock issuable upon exercise of the Common Stock Warrants and conversion of Debt Securities or Preferred Stock, if any, on the New York Stock Exchange, any other national securities exchange or quotation system; (x) any fees charged by nationally recognized statistical rating organizations for the rating of the Preferred Stock or Debt Securities, if any; (xi) the printing and delivery to the Underwriters of copies of the Indenture; (xii) the fees and expenses of the Trustee and the Warrant Agent, including the reasonable fees and disbursements of counsel for the

Trustee or Warrant Agent in connection with the Warrant Agreement, Indenture and the Underwritten Securities, (xiii) the preparation, issuance and delivery to the Depository Trust Company for credit to the accounts of the respective Underwriters of any global note registered in the name of Cede & Co., as nominee for the Depository Trust Company; and (xiv) any transfer taxes imposed on the sale of the Underwritten Securities to the several Underwriters.

                  If this Agreement is cancelled or terminated by the Representatives in accordance with the provisions of Section 5, Section 9(a)(i),
Section 9(a)(iv) or Section 9(a)(v) hereof, the Company and the Partnerships shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

         SECTION 5. Conditions of Underwriters' Obligations. The obligations of the Underwriters hereunder are subject to the accuracy, as of the date hereof and at Closing Time, of the representations and warranties of the Company herein contained, to the performance by the Company and the Partnerships of their obligations hereunder, and to the following further conditions:

                  (a) At Closing Time, (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission; (ii) if the Company has elected to rely upon Rule 430A of the 1933 Act Regulations, the public offering price of and the interest rate on the Underwritten Securities, as the case may be, and any price-related information previously omitted from the effective Registration Statement pursuant to such Rule 430A shall have been transmitted to the Commission for filing pursuant to Rule 424(b) of the 1933 Act Regulations within the prescribed time period, and prior to the applicable Closing Time, the Company shall have provided evidence satisfactory to the Representatives of such timely filing, or a post-effective amendment providing such information shall have been promptly filed and declared effective in accordance with the requirements of Rule 430A of the 1933 Act Regulations; (iii) if Preferred Stock or Debt Securities are being offered, the rating assigned by any nationally recognized statistical rating organization as of the date of the applicable Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed the Preferred Stock or Debt
         Securities on what is commonly termed a "watch list" for possible downgrading; (iv) the rating assigned by any nationally recognized statistical rating organization to any long-term debt securities of the Company as of the date of the applicable Terms Agreement shall not have been lowered since such date nor shall any such rating organization have publicly announced that it has placed any long-term debt securities of the Company on what is commonly termed a "watch list" for possible downgrading; and (v) there shall not have come to the attention of the Representatives any facts that would cause the Representatives to believe that the Prospectus, together with the applicable Prospectus Supplement, at the time it was required to be delivered to purchasers of the Underwritten Securities, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading. If a Rule 462(b) Registration Statement is required, such Rule 462(b) Registration Statement shall have been transmitted to the Commission for filing and have become effective within the prescribed time period, and, prior to Closing Time, the Company shall have provided to the Underwriters evidence of such filing and effectiveness in accordance with Rule 462(b) of the 1933 Act Regulations.

                  (b) At Closing Time the Representatives shall have received:

                          (1) The favorable opinion,  dated as of the applicable
                  Closing Time, of Hogan & Hartson L.L.P., counsel for the Company and the Partnerships in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

                                         (i) The Company was incorporated and is
                           existing  in  good  standing  as of the  date  of the
                           certificate identified elsewhere in the opinion letter under the laws of the State of Maryland. The Company has the corporate power and corporate authority under its charter and the Maryland General Corporation Law, as amended (the "MGCL") to own, lease and operate its properties, to conduct its business as described in the Prospectus and to perform it obligations under this Agreement, the applicable Terms Agreement, any Warrant Agreement and any Indenture. The Company is authorized to transact business as a foreign corporation in the District of Columbia as of the date of the certificate identified elsewhere in the opinion letter. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.

                                         (ii)  Each  of  the  Partnerships  is a
                           limited partnership formed and existing in good standing under the Delaware Revised Uniform Limited Partnership Act, as amended (the "Delaware Act") as of the date of the certificate identified elsewhere in the opinion letter. Each Partnership has the partnership power and partnership authority under its partnership agreement and the Delaware Act to own, lease and operate its properties, to conduct its business as described in the Prospectus and to perform its obligations under this Agreement and any Terms Agreement. Each of the Partnerships is duly qualified or registered as a foreign partnership and is in good standing in each jurisdiction in which such qualification or registration is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify or register would not have a Material Adverse Effect. The Company is the sole general partner of each of the Partnerships.

                                        (iii) The  capital  stock of the Company
                           is   as   set   forth   in   the   Prospectus   under
                           "Capitalization." All the issued and outstanding shares of capital stock have been duly authorized and are validly issued, fully paid and non-assessable. To the knowledge of such counsel, no shares of capital stock of the Company are reserved for any purpose except in connection with stock option and dividend reinvestment plans and the possible issuance of shares of Common Stock upon the exchange of Units or as otherwise disclosed in the Registration Statement. To the knowledge of such counsel, except as described in the Prospectus, there are no outstanding securities convertible into or exchangeable for any capital stock of the Company, and no outstanding options, rights or warrants to purchase or to subscribe for such shares or any other securities of the Company either of the Partnerships. No holder of outstanding shares of Common Stock has any preemptive rights described in Section 2-205(a) of the MGCL, or, to the knowledge of such counsel, and except as described in the Prospectus, any contractual right to subscribe for or purchase any such shares.

                                         (iv)  All the  issued  and  outstanding
                           Units have been duly authorized and are validly issued, fully paid and non-assessable. No holder of Units has any statutory preemptive right under the Delaware Act.

                                          (v)   The   applicable    Underwritten
                           Securities, if such Underwritten Securities are Common Stock or Preferred Stock, have been duly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered by the Company, pursuant to this Agreement and the applicable Terms Agreement against payment of the consideration set forth in the Terms Agreement or any Delayed Delivery Contract, will be validly issued, fully paid and non-assessable under the MGCL. Upon payment of the purchase price and delivery of such Underwritten Securities in accordance herewith, each of the Underwriters will receive good, valid and marketable title to such Underwritten Securities, which to such counsel's knowledge are free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The Preferred Stock, if applicable, conforms to the provisions of the Certificate of Designation. The terms of the applicable Underwritten Securities conform in all material respects to all statements and descriptions related thereto contained in the Prospectus. The form of stock certificate to be used to evidence the applicable Underwritten Securities is in due and proper form and complies with all applicable legal requirements. The issuance of the applicable Underwritten Securities is not subject to any preemptive or other similar rights, except as described in the Prospectus.

                                         (vi) The  Common  Stock  Warrants  have
                           been duly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement, and, when issued and delivered in the manner provided for in this Agreement and any Terms Agreement and countersigned by the Warrant Agent as provided in the Warrant Agreement against payment of the consideration set forth in the Terms Agreement, will be duly executed, countersigned, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Warrant Agreement under which they are to be issued. Upon payment of the purchase price and delivery of such Underwritten Securities in accordance herewith, each of the Underwriters will receive good, valid and marketable title to such Underwritten Securities, which to such counsel's knowledge are free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of the Common Stock Warrants conform to all statements and descriptions related thereto contained in the Prospectus. The issuance of the Common Stock Warrants is not subject to any preemptive or other similar rights, except as described in the Prospectus.


                                        (vii)   The   applicable    Underwritten
                           Securities, if such Underwritten Securities are Debt Securities, are in the form contemplated in the Indenture, have been duly authorized by the Company for issuance and sale to the Underwriters pursuant to this Agreement and, when executed, authenticated, issued and delivered in the manner provided for in this Agreement, the applicable Terms Agreement and the applicable Indenture, against payment of the consideration therefor specified in the applicable Terms Agreement or any Delayed Delivery Contract, such Debt Securities will constitute valid and legally binding obligations of the Company entitled to the benefits of the Indenture and such Debt Securities will be enforceable against the Company in accordance with their terms, except as such enforceability may be (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). Upon payment of the purchase price and delivery of such Underwritten Securities in accordance herewith, each of the Underwriters will receive good, valid and marketable title to such Underwritten Securities, which to such counsel's knowledge are free and clear of all security interests, mortgages, pledges, liens, encumbrances, claims and equities. The terms of the applicable Underwritten Securities conform in all material respects to all statements and descriptions related thereto in the Prospectus. Such Underwritten Securities rank and will rank on a parity with all unsecured indebtedness (other than subordinated indebtedness of the Company that is outstanding on the Representation Date or that may be incurred thereafter) and senior to all subordinated indebtedness of the Company that is outstanding on the Representation Date or that may be incurred thereafter, except that such Underwritten Securities will be effectively subordinated to the prior claims of each secured mortgage lender to any specific Property which secures such lender's mortgage.

                                       (viii) If  applicable,  the Common  Stock
                           issuable upon exercise of the Common Stock Warrants or upon conversion of the Debt Securities or Preferred Stock will have been duly and validly authorized and reserved for issuance upon such conversion or exercise by all necessary action and such stock, when issued upon such conversion or exercise, will be duly and validly issued, fully paid and non-assessable, and the issuance of such stock upon such conversion or exercise will not be subject to preemptive or other similar rights, except as described in the Prospectus; the Common Stock so issuable conforms in all material respects to all statements relating thereto contained in the Prospectus.

                                         (ix)  Each  of  this   Agreement,   the
                           applicable Terms Agreement and the Delayed Delivery Contracts, if any, were duly and validly authorized, executed and delivered by the Company and the Company has the power and authority to perform its obligations hereunder and thereunder.

                                          (x) The applicable  Warrant Agreement,
                           if  any,  has  been  duly  authorized,  executed  and
                           delivered by the Company, and (assuming due authorization, execution and delivery by the Warrant Agent) constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, except as such enforceability may be
                           (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Warrant Agreement, if any, conforms in all material respects to all statements relating thereto contained in the Prospectus.

                                         (xi)  The   Indenture   has  been  duly
                           qualified under the 1939 Act and has been duly and validly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery by the Trustee, constitutes a valid and binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be (1) limited by bankruptcy, insolvency, reorganization, liquidation, moratorium or other similar laws affecting the rights and remedies of creditors generally and (2) subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law). The Indenture conforms in all material respects to the descriptions thereof contained in the Prospectus.


                                        (xii) Assuming the Company was organized
                           in conformity with and has satisfied the requirements for qualification and taxation as a "real estate investment trust" under the Code for each of its taxable years from and including the first taxable year for which the Company made the election to be taxed as a "real estate investment trust", the proposed methods of operation of the Company, the Partnerships and the Subsidiaries as described in the Registration Statement and the Prospectus Supplement and as represented by the Company, the Partnerships and the Subsidiaries will permit the Company to continue to qualify to be taxed as a "real estate investment trust" for its current and subsequent taxable years.

                                       (xiii) None of the Company, either of the
                           Partnerships or any Subsidiary is required to be registered under the 1940 Act or is a "holding company" or a "subsidiary company" of a "registered holding company" as defined in the Public Utility Holding Company Act of 1935, as amended.

                                        (xiv)     No     consent,      approval,
                           authorization of or filing with any federal or Maryland or Delaware state governmental agency or authority is required in connection with the offering, issuance or sale of the applicable Underwritten Securities to the Underwriters hereunder, except such as may be required under the 1933 Act or the 1933 Act Regulations or the 1939 Act or the 1939 Act Regulations or state or foreign securities laws or real estate syndication laws, as to which such counsel need express no opinion, or such as have been received prior to the date of this Agreement.

                                         (xv)  The  documents   incorporated  or
                           deemed to be incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3 under the 1933 Act, at the time they were filed with the Commission, complied and will comply as to form in all material respects with the requirements of the 1934 Act and the 1934 Act Regulations.

                                        (xvi)  The  Registration   Statement  is
                           effective under the 1933 Act and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued under the 1933 Act or proceedings therefor initiated or threatened by the Commission.

                                       (xvii)  At  the  time  the   Registration
                           Statement became effective and at the Representation Date, (A) the Registration Statement and the Prospectus (other than the financial statements and supporting schedules included therein, or the Statement of Eligibility, as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and (B) the Prospectus and the Term Sheet, if any, complied with Rule 434(c)(2).

                                      (xviii) The  information in the Prospectus
                           under "The Company," "Description of Debt Securities," "Description of Preferred Stock," "Description of Common Stock," "Description of Common Stock Warrants," and the information in the applicable Prospectus Supplement under similar sections to the extent that it constitutes matters of law, summaries of legal matters, documents or proceedings, or legal conclusions, has been reviewed by them and is correct in all material respects and presents fairly the information required to be disclosed therein.

                                        (xix) There are no statutes,  contracts,
                           indentures, mortgages, loan agreements, notes, leases or other instruments known to such counsel which are required to be described or referred to in the Registration Statement or to be filed as exhibits thereto by the 1933 Act Regulations other than those described or referred to therein or filed as exhibits thereto, the descriptions thereof or references thereto are correct, and no material default exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument so described, referred to or filed.

                                         (xx) To the  knowledge of such counsel,
                           except as otherwise described in the Registration Statement, there are no persons with registration or other similar rights to have any securities registered pursuant to the Registration Statement or otherwise registered by the Company under the 1933 Act.

                                        (xxi)   The   Company    satisfies   all
                           conditions and requirements for filing the Registration Statement on Form S-3 under the 1933 Act and 1933 Act Regulations.

                           (2) The favorable opinion, dated as of the applicable
                  Closing  Time,  of Andrea Fish  Bradley,  Vice  President  and
                  General Counsel of the Company, in form and substance satisfactory to counsel for the Underwriters, to the effect that:

                                          (i) Each of the  Subsidiaries has been
                           duly formed, and is validly existing and in good standing as a corporation, partnership or limited liability entity under the laws of its jurisdiction of organization, with partnership or corporate power and authority to conduct the business in which it is engaged or proposes to engage and to own, lease and operate its properties as described in the Prospectus. Each of the Subsidiaries is duly qualified or registered as a foreign partnership, corporation or limited liability entity in good standing and authorized to do business in each jurisdiction in which such qualification is required whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not have a Material Adverse Effect.


                                         (ii) All of the issued and  outstanding
                           shares of capital stock and partnership interests, as the case may be, of each Subsidiary have been validly issued and fully paid and are owned directly or indirectly by the Company or the Partnerships in each case free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

                                        (iii) To the  knowledge of such counsel,
                           none of the Company, either of the Partnerships or any of the Subsidiaries is in violation of its charter, by-laws, certificate of limited partnership or partnership agreement, as the case may be, and none of the Company or either of the Partnerships or any of the Subsidiaries is in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which such entity is a party or by which such entity may be bound, or to which any of the property or assets of such entity is subject, except for defaults which are not material to the Company, the Partnerships and the Subsidiaries considered as one enterprise.

                                         (iv) The execution and delivery of this
                           Agreement, the applicable Terms Agreement, any Warrant Agreement, any Indenture and, if applicable, the Underwritten Securities, the performance of the obligations set forth herein or therein, and the consummation of the transactions contemplated hereby and thereby or in the Prospectus by the Company, the Partnerships or any of the Subsidiaries, will not conflict with or constitute a breach or violation by the Company, the Partnerships or the Subsidiaries of, or default under, or result in the creation of imposition of any lien, charge or encumbrance upon any Property or assets of the Company, the Partnerships or the Subsidiaries pursuant to any contract, indenture, mortgage, loan agreement, note, lease, joint venture or partnership agreement or other instrument or agreement known to such counsel to which the Company, the Partnerships or any Subsidiary is a party or by which they, any of them, any of their respective properties or other assets or any Property may be bound or subject which is material to the Company, the Partnerships and the Subsidiaries, considered as one enterprise; nor will such action conflict with or constitute a breach or violation by the Company, either of the Partnerships or any of the Subsidiaries of, or default under, (A) the charter, by-laws, certificate of limited partnership or partnership agreement or the charter documents, as the case may be, of the Company, the Partnerships or any Subsidiary or (B) to the extent it is material, any applicable law, rule, order, administrative regulation or administrative or court decree.

                                          (v) To such counsel's  knowledge,  (i)
                           each of the Company, the Partnerships and each Subsidiary possesses such material certificates, authorizations or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by it, or proposed to be conducted by it, and (ii) none of the Company, the Partnerships nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

                                         (vi) There are no legal or governmental
                           proceedings pending or, to such counsel's knowledge and information, threatened which are required to be disclosed in the Registration Statement or the Prospectus, other than those disclosed therein, and all pending legal or governmental proceedings to which any of the Company, the Partnerships or any Subsidiary is a party or to which any of their properties is subject which are not described in the Registration Statement or the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material.

                                        (vii)  The  Company,  the  Partnerships,
                           their respective subsidiaries and joint ventures in which such entities own an interest hold title to the Properties and assets described in the Prospectus, subject only to the liens and encumbrances securing indebtedness reflected in the Prospectus and such other liens, encumbrances and matters of record which do not materially and adversely affect the value of such Properties and assets considered in the aggregate.

                           (3) The favorable opinion, dated as of the applicable
                  Closing Time, of Rogers & Wells, counsel for the Underwriters,
                  (A) with respect to the matters set forth in Section 5(b)(1)(i) (with respect to the first sentence only), Section 5(b)(1)(v), (with respect to the first and last sentences only), 5(b)(1)(vi) (with respect to the first sentence only),
                  Section  5(b)(i)(vii) (with respect to the first clause only),
                  Section 5(b)(i)(viii), Sections 5(b)(i)(ix) and (x) (first clauses only), Section 5(b)(1)(xvi) and Section 5(b)(1)(xvii) and (B) containing a statement similar to the statement referred to in the first paragraph of Section 5(b)(4).

                           (4) In giving their opinions  required by subsections
                  (b)(1), (b)(2) and (b)(3), respectively, of this Section, Hogan & Hartson L.L.P., Andrea Fish Bradley and Rogers & Wells shall additionally state that such counsel has participated in conferences with officers and other representatives of the Company and the independent public accountants for the Company at which the contents of the Registration Statement and the Prospectus and related matters were discussed and in the preparation of the Registration Statement and the Prospectus and, on the basis of the foregoing, nothing has come to their attention that would lead them to believe that either the Registration Statement or any amendment thereto (excluding the financial statements and financial schedules included or incorporated by reference therein or the Statement of Eligibility, as to which such counsel need express no belief), at the time it became effective or at the time an Annual
                  Report  on  Form  10-K  was  filed  by the  Company  with  the
                  Commission (whichever is later), or at the Representation Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (excluding the financial statements or financial schedules included or incorporated by reference therein or the Statement of Eligibility, as to which such counsel need express no belief), at the Representation Date or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                           In giving their opinions,  Hogan & Hartson L.L.P. and
                  Rogers & Wells may rely upon, or assume the accuracy of, (A) as to all matters of fact, certificates and written statements of officers and employees of and accountants for each of the Company, the Partnerships and the Subsidiaries and (B) as to the qualification and good standing of each of the Company, the Partnerships and the Subsidiaries to do business in any jurisdiction, certificates of appropriate government officials or opinions of counsel in such jurisdictions, and (C) as to certain matters of Maryland law, the opinion of
                  _____________________.

                           Hogan & Hartson L.L.P.  shall additionally state that
                  the Underwriters may rely on their opinion addressed to the Company, and attached to the Registration Statement as Exhibit 8.1, as if such opinion were addressed to them.

                  (c) At Closing Time, (i) no action, suit or proceeding at law or in equity shall be pending or, to the knowledge of the Company and the Partnerships, threatened against the Company, the Partnerships and any Subsidiary which would be required to be set forth in the Prospectus other than as set forth therein; (ii) there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Partnerships and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; (iii) no proceedings shall be pending or, to the knowledge of the Company and the Partnerships, threatened against such entity or any Subsidiary before or by any federal, state or other commission, board or administrative agency wherein an unfavorable decision, ruling or finding might result in any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Partnerships and the Subsidiaries, considered as one enterprise, other than as set forth in the Prospectus; (iv) no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceedings for that purpose shall have been instituted or threatened by the Commission or by the state securities authority of any jurisdiction; and (v) the Representatives shall have received a certificate of the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company, dated as of the Closing Time, evidencing compliance with the provisions of this subsection (c) and stating that the representations and warranties in Section 1 hereof are true and correct with the same force and effect as though expressly made at and as of Closing Time.

                  (d) At the  time  of the  execution  of the  applicable  Terms
         Agreement, the Representatives shall have received from KPMG Peat Marwick LLP a letter dated such date, in form and substance satisfactory to the Representatives, to the effect that: (i) they are independent public accountants with respect to the Company as required by the 1933 Act and the 1933 Act Regulations; (ii) it is their opinion that the financial statements and supporting schedules included in the Registration Statement, or incorporated by reference therein, and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations; (iii) based upon limited procedures set forth in detail in such letter, including a reading of the latest available interim financial statements of the Company a reading of the minute books of the Company inquiries of officials of the Company responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing has come to their attention which causes them to believe that (A) the unaudited financial statements of the Company included in the Registration Statement, or incorporated by reference therein, do not comply as to form in all material respects with the applicable accounting requirements of the 1933 Act and the 1933 Act Regulations and the 1934 Act and the 1934 Act Regulations, or material modifications are required for them to be presented in conformity with generally accepted accounting principles, (B) the operating data and balance sheet data set forth in the Prospectus under the caption "Selected Consolidated Financial Data" were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement, (C) the pro forma financial information included or incorporated by reference in the Registration Statement was not determined on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement or did not comply as to form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X and that the pro forma adjustments have not been properly applied to the historical amounts in the compilations of the statements or (D) at a specified date not more than five days prior to the date of the applicable Terms Agreement, there has been any change in the capital stock of the Company or any increase in the debt of the Company or any decrease in the net assets of the Company as compared with the amounts shown in the most recent consolidated balance sheet of the Company included in the Registration Statement or incorporated by reference therein, or, during the period from the date of the most recent consolidated statement of operations included in the Registration Statement or incorporated by reference therein to a specified date not more than five days prior to the date of the applicable Terms Agreement, there were any decreases, as compared with the corresponding period in the preceding year, in revenues, net income or funds from operations of the Company except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur; and (iv) in addition to the audit referred to in their opinions and the limited procedures referred to in clause (iii) above, they have carried out certain specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and Prospectus and which are specified by the Representatives, and have found such amounts, percentages and financial information to be in agreement with the relevant accounting, financial and other records of the Company identified in such letter.

                  (e) At Closing Time, the Representatives shall have received from KPMG Peat Marwick LLP a letter, dated the Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (d) of this Section, except that the "specified date" referred to shall be a date not more than five days prior to Closing Time.

                  (f) At Closing  Time,  the  Underwritten  Securities,  if such
         Underwritten Securities are Preferred Stock or Debt Securities, shall be rated investment grade by one or more nationally recognized statistical rating organizations and the Company shall have delivered to the Representatives a letter, dated the Closing Time, from each such rating organization, or other evidence satisfactory to the Representatives, confirming that such Underwritten Securities have such ratings; and since the date of this Agreement, there shall not have occurred a downgrading in the rating assigned to such Underwritten
         Securities or any of the Company's other debt securities by any nationally recognized securities rating organization, and no such securities rating organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of such Underwritten Securities or any of the Company's other debt securities.

                  (g) At Closing Time and at each Date of Delivery, if any, counsel for the Underwriters shall have been furnished with such documents and opinions as they may require for the purpose of enabling them to pass upon the issuance and sale of the applicable Underwritten Securities as contemplated herein, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of the applicable Underwritten Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

                  (h) At Closing Time, the Representatives shall have received a letter agreement from Security Capital U.S. Realty [and from each director and executive officer] of the Company, wherein Security Capital U.S. Realty [and each such director or executive officer] shall agree that during the period of [90] days from the date of any Prospectus Supplement they and their affiliates will not, without the prior written consent of Merrill Lynch and the Company (which consent, in the case of the Company, will be subject to the approval of the Company's unaffiliated directors), directly or indirectly, sell, offer to sell, grant any option for the sale of, enter into any agreement to sell, or otherwise dispose of, (i) any securities of the same class or series or ranking on a parity with any Underwritten Securities or any security convertible into or exchangeable for shares of such Underwritten Securities, and (ii) if such Prospectus Supplement relates to Common Stock Warrants or Debt Securities or Preferred Stock that is convertible into or exchangeable for Common Stock, any Common Stock or Units or any security convertible into or exchangeable for shares of Common Stock. Such transfer restrictions do not apply to transfers to members of the family of such director or executive officer (or an entity for their benefit), or to the granting of a bona fide security interest to a secured party. Any transferees of such shares, Units or other securities will be likewise prohibited from making any transfer of shares, Units or other securities.

                  (i) In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Company contained herein and the statements in any certificates furnished by the Company hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

                           (1) A  certificate,  dated such Date of Delivery,  of
                  the President or a Vice President of the Company and of the chief financial or chief accounting officer of the Company confirming that their respective certificates delivered at Closing Time pursuant to Section 5(c) hereof remain true and correct as of such Date of Delivery.

                           (2) The favorable  opinion of Hogan & Hartson  L.L.P.
                  and Andrea Fish Bradley in form and substance satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Sections 5(b)(1) and (2) hereof (includinmg the statement of belief required by Section 5(b)(4) hereof.)

                           (3) The favorable opinion of Rogers & Wells,  counsel
                  for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by
                  Section 5(b)(3) hereof.

                           (4) A letter  from  KPMG  Peat  Marwick,  in form and
                  substance satisfactory to the Representatives and dated such Date of Delivery, substantially the same in form and substance as the letter furnished to the Representatives pursuant to
                  Section 5(e) hereof, except that the "specified date" in the letter furnished pursuant to this Section 5(i)(4) shall be a date not more than five days prior to such Date of Delivery.

                  If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representatives by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 hereof.

         SECTION 6.  Indemnification.

                  (a) Each of the Company and the Partnerships agrees jointly and severally to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act as follows:

                         (i) against any and all loss, liability,  claim, damage
         and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, Prospectus, preliminary prospectus supplement or Prospectus Supplement (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use under the caption "Plan of Distribution" or "Underwriting" in the Registration Statement (or any amendment thereto) or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); and provided further that the Company shall not be required under this subsection (i) to indemnify any Underwriter with respect to any preliminary prospectus or preliminary prospectus supplement to the extent that any loss, claim, damage or expense of such Underwriter results solely from an untrue statement of a material fact contained in, or the omission of a material fact from, such preliminary prospectus or preliminary prospectus supplement which untrue statement or omission was corrected in the Prospectus or Prospectus Supplement, if the Company shall sustain the burden of proving that such Underwriter sold Underwritten Securities to a person alleging such loss, liability, claim, damage or expense without sending or giving, at or prior to the written confirmation of such sale, a copy of the Prospectus or Prospectus Supplement (or of the Prospectus or Prospectus Supplement as then amended or supplemented) if the Company had previously furnished copies thereof to such Underwriter;

                        (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever for which indemnification is provided under subsection (i) above if such settlement is effected with the written consent of the indemnifying party; and

                       (iii) against any and all expense whatsoever, as incurred (including the fees and disbursements of counsel chosen by the Underwriters), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever for which indemnification is provided under subsection (i) above, to the extent that any such expense is not paid under (i) or
         (ii) above.

                  (b) Each Underwriter severally agrees to indemnify and hold harmless the Company and each of the Partnerships and each person, if any, who controls the Company and the Partnerships within the meaning of Section 15 of the 1933 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto) or any preliminary prospectus, preliminary prospectus Supplement or the Prospectus or Prospectus Supplement (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use under the caption "Plan of Distribution" or "Underwriting" in the Registration Statement (or any amendment thereto) or such preliminary prospectus, preliminary prospectus supplement or the Prospectus or Prospectus Supplement (or any amendment or supplement thereto).

                  (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability which it may have otherwise than on account of this indemnity agreement. An indemnifying party may participate at its own expense in the defense of any such action. If it so elects within a reasonable time after receipt of such notice, an indemnifying party, jointly with any other indemnifying parties receiving such notice, may assume the defense of such action with counsel chosen by it and reasonably approved by the indemnified parties defendant in such action, unless such indemnified parties reasonably object to such assumption on the ground that there may be legal defenses available to them which are different from or in addition to those available to such indemnifying party. If an indemnifying party assumes the defense of such action, the indemnifying parties shall not be liable for any fees and expenses of counsel for the indemnified parties incurred thereafter in connection with such action. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances.

         SECTION 7. Contribution. In order to provide for just and equitable contribution in circumstances in which the indemnity agreement provided for in
Section 6 is for any reason held to be unenforceable by the indemnified parties although applicable in accordance with its terms, the Company and the Partnerships on the one hand and the Underwriters on the other hand with respect to the offering of the Underwritten Securities shall contribute to the aggregate losses, liabilities, claims, damages and expenses of the nature contemplated by said indemnity agreement incurred by the Company and the Partnerships, on the one hand, and one or more of the Underwriters, on the other hand, in respect of such offering, as incurred, in such proportions that the Underwriters are responsible for that portion represented by the percentage that the underwriting discount appearing on the cover page of the Prospectus in respect of such offering bears to the initial public offering price appearing thereon and the Company and the Partnerships are responsible for the balance; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities purchased by it pursuant to the applicable Terms Agreement and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay in respect of such losses, liabilities, claims, damages and expenses. For purposes of this Section, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Company who signed the Registration Statement, and each person, if any, who controls the Company and the Partnerships within the meaning of Section 15 of the 1933 Act shall have the same rights to contribution as the Company and the Partnerships.

         SECTION 8. Representations, Warranties and Agreements to Survive Delivery. All representations, warranties and agreements contained in this Agreement or the applicable Terms Agreement, or contained in certificates of the officers of the Company or the Partnerships submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any termination of the applicable Terms Agreement, or any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Company or the Partnerships and shall survive delivery of the Underwritten Securities to the Underwriters.

         SECTION 9.  Termination of Agreement.

                  (a) The  Representatives  may terminate the  applicable  Terms
Agreement, by notice to the Company and the Partnerships, at any time at or prior to Closing Time (i) if there has been, since the date of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, assets, business affairs or business prospects of the Company, the Partnerships and the Subsidiaries, considered as one enterprise, whether or not arising in the ordinary course of business; or (ii) if there has occurred any material adverse change in the financial markets in the United States or internationally or any outbreak of hostilities or escalation of existing hostilities or other calamity or crisis the effect of which on the financial markets of the United States or internationally is such as to make it, in the judgment of the Representatives, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities; or (iii) if trading in the Common Stock has been suspended by the Commission or if trading generally on either the New York Stock Exchange or the American Stock Exchange has been suspended, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices for securities have been required, by either of said Exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium has been declared by either Federal, New York or Maryland authorities; (iv) if Preferred Stock or Debt Securities are offered and the rating assigned by any nationally recognized statistical rating organization to any preferred shares or debt securities of the Company as of the date of the applicable Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any preferred shares or debt securities of the Company on what is commonly termed a "watch list" for possible downgrading; or (v) if the rating assigned by any nationally recognized statistical rating organization to any long-term debt securities of the Company as of the date of the applicable Terms Agreement shall have been lowered since such date or if any such rating organization shall have publicly announced that it has placed any long-term debt securities of the Company on what is commonly termed a "watch list" for possible downgrading. As used in this Section 9(a), the term "Prospectus" means the Prospectus in the form first used to confirm sales of the Underwritten Securities.

                  (b) In the event of any such termination, in respect to such terminated Terms Agreement, (x) the covenants set forth in Section 3 with respect to any offering of Underwritten Securities shall remain in effect so long as any Underwriter owns any such Underwritten Securities purchased from the Company pursuant to the applicable Terms Agreement and (y) the covenant set forth in Section 3(i) hereof, the provisions of Section 4 hereof, the indemnity and contribution agreements set forth in Sections 6 and 7 hereof, and the provisions of Sections 8 and 13 hereof shall remain in effect.

         SECTION 10. Default by One or More of the Underwriters. If one or more of the Underwriters shall fail at Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth. If, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

                  (a) if the number of Defaulted Securities does not exceed 10% of the Underwritten Securities to be purchased pursuant to such Terms Agreement, each of the non-defaulting Underwriters named in such Terms Agreement shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

                  (b) if the number of Defaulted Securities exceeds 10% of the Underwritten Securities to be purchased pursuant to such Terms
         Agreement, the applicable Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

                  No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default under this Agreement and the applicable Terms Agreement.

                  In the event of any such default which does not result in a termination of the applicable Terms Agreement, each of the Representatives or the Company shall have the right to postpone Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

         SECTION 11. Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives at Merrill Lynch & Co., Merrill Lynch, Pierce Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, N.Y. 10281-1201, attention of Michael F. Profenius; notices to the Company shall be directed to 1700 Pennsylvania Avenue, N.W., Washington, D.C. 20006, attention of Thomas A. Carr.

         SECTION 12. Parties. This Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon the parties hereto and their respective successors. Nothing expressed or mentioned in this Agreement or the applicable Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than those referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or the applicable Terms Agreement or any provision herein or therein contained. This Agreement and the applicable Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

         SECTION 13. Governing Law and Time. This Agreement and the Terms Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed in said State. Specified times of day refer to New York City time.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters and the Company in accordance with its terms.

                                     Very truly yours,

                                     CARRAMERICA REALTY CORPORATION

                                     By:
                                        ---------------------------------------
                                        Name:
                                        Title:


                                     CARRAMERICA REALTY, L.P.

                                     By:   CarrAmerica Realty Corporation, its
                                           General Partner

                                     By:
                                        ---------------------------------------
                                         Name:
                                         Title:

                                     CARRAMERICA L.P.

                                     By:    CarrAmerica Realty Corporation, its
                                            General Partner

                                     By:
                                        ---------------------------------------
                                         Name:
                                         Title:







CONFIRMED AND ACCEPTED,
as of the date first above written:

MERRILL LYNCH, PIERCE, FENNER & SMITH
          INCORPORATED


By:
     ------------------------------------
     Name:
     Title:

                                                                      Exhibit A





                         CARRAMERICA REALTY CORPORATION
                            (a Maryland Corporation)

                        [Number and Title of Securities]

                                 TERMS AGREEMENT


                                                      Dated: [________], 199[__]


To:      CarrAmerica Realty Corporation
         1700 Pennsylvania Avenue, N.W.
         Washington, D.C. 20006

Attention:  Chairman of the Board of Directors

Ladies and Gentlemen:

         We (the "Representatives") understand that CarrAmerica Realty Corporation, a Maryland corporation (the "Company"), proposes to issue and sell [__________] [of its [shares of common stock ("Common Stock")] [shares of preferred stock ("Preferred Stock")] [warrants exercisable for shares of common stock ("Common Stock Warrants")] [aggregate principal amount of its unsecured debt securities ("Debt Securities")] (such [Common Stock], [Preferred Stock] [Common Stock Warrants] and [Debt Securities] being collectively hereinafter referred to as the "Underwritten Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, the underwriters named below (the "Underwriters") offer to purchase, severally and not jointly, the respective numbers of Initial Underwritten Securities (as defined in the Purchase Agreement referred to below) set forth below opposite their respective names, and a proportionate share of Option Securities (as defined in the Purchase Agreement referred to below) to the extent any are purchased, at the purchase price set forth below.

                               [Number of Shares]
                               [Principal Amount]
                                   Of Initial
              Underwriter    Underwritten Securities
              -----------    -----------------------



                                        _________

                  Total                $
                                        =========

         The Underwritten Securities shall have the following terms:
         [Common Stock]        [Preferred Stock]        [Common Stock Warrants]

Title of Securities:
Number of Shares:
[Current Ratings:]
[Dividend Rate:  [$            ] [      %], Payable:]
[Stated Value:]
[Liquidation Preference:]
[Ranking:]
Public offering price per share: $ [, plus accumulated dividends, if any, from ,
  199 .]
Purchase price per share: $ [, plus accumulated dividends, if any, from ,
  199 .]
[Conversion  provisions:]
[Voting and other  rights:]
Number of Option Securities, if any, that may be purchased by the Underwriters:
Additional co-managers, if any:
Other terms: Closing time, date and location:

         The Underwritten Securities shall have the following terms:
         [Debt Securities]

Title of Securities:
Currency:
Principal amount to be issued:
Current ratings:  Moody's Investors Service, Inc. ______;
  Standard & Poor's Corporation ______; [other rating agencies]; Interest rate or formula:
Interest payment dates:
Interest reset dates:
Interest determination date:
Stated maturity date:
Redemption or repayment provisions:
Number of Option Securities, if any, that may be purchased by the Underwriters:
Delayed Delivery Contracts:  [authorized] [not authorized]
         [Date of Delivery:
         Minimum contract:
         Maximum aggregate principal amount:
         Fee:  ___%]
[Initial public offering price: ___%, plus accrued interest, if any, or amortized original issue discount, if any, from 19__.]

Purchase price:  ___%, plus accrued interest, if any, or
  amortized original issue discount, if any, from
   ____________, 19__ (payable in [same] [next] day funds).
Other terms:
Closing date and location:


         All the provisions contained in the document attached as Annex A hereto entitled "CarrAmerica Realty Corporation -- Common Stock, Preferred Stock, Common Stock Warrants and Debt Securities Purchase Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

         Please accept this offer no later than [_____] o'clock P.M. (New York City time) on [_____] by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                                  Very truly yours,

                                  MERRILL LYNCH & CO.
                                  MERRILL LYNCH, PIERCE, FENNER & SMITH
                                     INCORPORATED
                                  [OTHER REPRESENTATIVES]

                                  By: MERRILL LYNCH, PIERCE, FENNER & SMITH
                                                       INCORPORATED



                                  By:
                                     -----------------------------------------
                                         For themselves and as Representatives
                                         of  the other named Underwriters.


Accepted:

CARRAMERICA REALTY CORPORATION

By:
   -----------------------------
   Name:
   Title:

                                                                      Exhibit B


                         CARRAMERICA REALTY CORPORATION
                            (a Maryland Corporation)

                              [Title of Securities]

                            DELAYED DELIVERY CONTRACT
                            -------------------------


                                                    Dated:  [__________], 199[_]

To:      CarrAmerica Realty Corporation
         1700 Pennsylvania Avenue, N.W.
         Washington, D.C. 20006

Attention:  Chairman of the Board of Directors

Ladies and Gentlemen:

                  The undersigned hereby agrees to purchase from CarrAmerica Realty Corporation (the "Company"), and the Company agrees to sell to the undersigned on [__________], 19[__] (the "Delivery Date"), $[__________] amount of the Company's [insert title of security] (the "Securities"), offered by the Company's Prospectus dated [__________], 19[__], as supplemented by its Prospectus Supplement dated [__________], 19[__], receipt of which is hereby acknowledged, at a purchase price of $[_____ per share] [_____% of the principal amount thereof, plus accrued interest from [__________], 19[__], to the Delivery Date], and on the further terms and conditions set forth in this contract.

                  Payment for the Securities which the undersigned has agreed to purchase on the Delivery Date shall be made to the Company or its order by [certified or official bank check in New York Clearing House] [same day] funds at the office of [__________], on the Delivery Date, upon delivery to the undersigned of the Securities to be purchased by the undersigned in definitive form and in such denominations and registered in such names as the undersigned may designate by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date.

                  The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date shall be subject only to the conditions that (1) the purchase of Securities to be made by the undersigned shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject and (2) the Company, on or before [__________], 19[__], shall have sold to the Underwriters of the Securities (the "Underwriters") such amount of the Securities as is to be sold to them pursuant to the Terms Agreement dated [__________], 19[__] between the Company and the Underwriters. The obligation of the undersigned to take delivery of and make payment for Securities shall not be affected by the failure of any purchaser to take delivery of and make payments for Securities pursuant to other contracts similar to this contract. The undersigned represents and warrants to you that its investment in the Securities is not, as of the date hereof, prohibited under the laws of any jurisdiction to which the undersigned is subject and which govern such investment.

                  Promptly after completion of the sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinions of counsel for the Company delivered to the Underwriters in connection therewith.

                  By the execution hereof, the undersigned represents and warrants to the Company that all necessary corporate action for the due execution and delivery of this contract and the payment for and purchase of the

Securities has been taken by it and no further authorization or approval of any governmental or other regulatory authority is required for such execution, delivery, payment or purchase, and that, upon acceptance hereof by the Company and mailing or delivery of a copy as provided below, this contract will constitute a valid and binding agreement of the undersigned in accordance with its terms.

                  This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

                  It is understood that the Company will not accept Delayed Delivery Contracts for an aggregate amount of Securities in excess of $[__________] and that the acceptance of any Delayed Delivery Contract is in the Company's sole discretion and, without limiting the foregoing, need not be on a first-come, first-served basis. If this contract is acceptable to the Company, it is requested that the Company sign the form of acceptance on a copy hereof and mail or deliver a signed copy hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the undersigned when such copy is so mailed or delivered.

                  This Agreement shall be governed by the laws of the State of New York.

                             Yours very truly,


                             --------------------------------------------------
                                            (Name of Purchaser)

                             By:
                                -----------------------------------------------
                                                 (Title)

                             --------------------------------------------------

                             --------------------------------------------------
                                                (Address)

Accepted as of the date first above written.

CARRAMERICA REALTY CORPORATION

By:
    -------------------------------
    Name:
    Title:

                  PURCHASER-PLEASE COMPLETE AT TIME OF SIGNING

         The name and telephone number of the representative of the Purchaser with whom details of delivery on the Delivery Date may be discussed are as follows: (Please Print.)


                                                         Telephone No.
              Name                                       (including Area Code)
              ----                                       ---------------------